Essential to care Q4FY2008 and FY2009E Investor/Analyst Call August 7, 2008 Exhibit 99.3

Forward-looking statements and
GAAP reconciliation
This presentation contains forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments. These matters are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in
Cardinal Health's Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the following: uncertainties regarding the decision to explore the separation of the company’s clinical and medical products businesses and the impacts of such decision if the separation is accomplished;
competitive pressures in Cardinal Health's various lines of business; the loss of one or more key customer or supplier relationships or changes to the terms of those relationships; uncertainties relating to the timing of generic or branded pharmaceutical introductions and the frequency or rate of branded pharmaceutical price appreciation or generic pharmaceutical price deflation;
changes in the distribution patterns or reimbursement rates for healthcare products and/or services; the results, consequences, effects or timing of any inquiry or investigation by any regulatory authority or any legal or administrative proceedings; future actions of regulatory bodies or government authorities relating to Cardinal Health's manufacturing or sale of products and other costs or claims that could arise from its manufacturing, compounding or repackaging operations or from its other services; difficulties, delays or additional costs in implementing the restructuring program announced on July 8, 2008; the costs, difficulties and uncertainties related to the integration of acquired businesses; conditions in the pharmaceutical market and general economic and market conditions. This presentation reflects management’s views as of August 7, 2008. Except to the extent required by applicable law,
Cardinal Health undertakes no obligation to update or revise any forward-looking statement. In addition, this presentation includes non-GAAP financial measures. Cardinal Health provides definitions and reconciling information at the end of this presentation and on its investor relations page at www.cardinalhealth.com. A transcript of the conference call will be available on the investor relations page at www.cardinalhealth.com.

Agenda
Opening remarks Kerry Clark
Chairman and Chief Executive Officer
Financial overview Jeff Henderson
Chief Financial Officer
HSCS Comments George Barrett
Vice Chairman and CEO
Healthcare Supply Chain Services
CMP Comments Dave Schlotterbeck
Vice
Chairman and CEO
Clinical and Medical Products
Q&A

4 Q4 and YEFY08 Results * * * * * *

Q4 FY2008 Financial Review
$22,926
$543
$330
$0.92
$247
17%
($M)
3%
29%
39%
51%
%
Change
1
GAAP Basis
$568
$348
$0.97
18%
($M)
6%
1%
9%
%
Change
1
Non-GAAP Basis
1 % change over prior year quarter
Revenue
Operating earnings
Earnings from continuing ops
Diluted EPS from continuing ops
Operating cash flow
Return on equity

Operating
Earnings/(Loss)
($M)
Diluted EPS from
Continuing
Operations
Operating
Earnings/(Loss)
($M)
Diluted EPS from
Continuing
Operations
GAAP Consolidated $543 $0.92 $421 $0.61
Special Items $35 $0.06 $118 $0.28
Impairment Charges
& Other ($10) ($0.01) ($1) --
Non-GAAP
Consolidated $568 $0.97 $538 $0.89
Q4 FY 2008 Q4 FY 2007
Q4 FY2008 Operating Earnings and EPS

Healthcare Supply Chain Services
Analysis
Revenue
Segment Profit
Q4 FY08
($M)
19,556
303
Q4 FY07
($M)
1%
(15%)
%
Change
Revenue
Segment Profit
1,929
83
8%
(3)%
Pharmaceutical
Medical/Surgical
19,819
258
2,082
81
FY08
($M)
76,573
1,300
FY07
($M)
4%
(14%)
%
Change
79,284
1,122
Q4 FY08
($M)
Q4 FY07
($M)
%
Change
FY08
($M)
FY07
($M)
%
Change
7,514
318
8%
(5%)
8,084
303

Clinical and Medical Products
Analysis
Revenue
Segment Profit
500
58
46%
63%
MPT
CTS
Revenue
Segment Profit
756
144
3%
8%
727
95
780
156
Q4 FY08
($M)
Q4 FY07
($M)
%
Change
Q4 FY08
($M)
Q4 FY07
($M)
%
Change
FY08
($M)
FY07
($M)
%
Change
2,687
386
8%
29%
2,890
497
FY08
($M)
2,696
300
FY07
($M)
1,836
198
%
Change
47%
52%

Full Year FY08
Financial Review
$91,091
$2,129
$1,325
$3.64
$1,559
18%
($M)
5%
55%
58%
76%
%
Change
1
GAAP Basis
$2,219
$1,385
$3.80
19%
($M)
3%
--
11%
%
Change
1
Non-GAAP Basis
1 % change over prior year quarter
Revenue
Operating earnings
Earnings from continuing ops
Diluted EPS from continuing ops
Operating cash flow
Return on equity

Operating
Earnings/(Loss)
($M)
Diluted EPS from
Continuing
Operations
Operating
Earnings/(Loss)
($M)
Diluted EPS from
Continuing
Operations
GAAP Consolidated $2,129 $3.64 $1,374 $2.07
Special Items $123 $0.21 $772 $1.31
Impairment Charges
& Other ($32) ($0.05) $17 $0.04
Non-GAAP
Consolidated $2,219 $3.80 $2,163 $3.42
FY 2008 FY 2007
Full Year FY08
Operating Earnings and EPS

Key Financial Value Drivers
FY2008
Balance sheet management
– Days of inventory declined from 28 to 25 days Q4FY07 vs. Q4FY08
– FY08 non-GAAP ROIC of 8.1%
Capital deployment
– Repurchased $1.1B in FY08
– Increased dividend by 17% to $0.14 per quarter in June 2008
Capital structure
– Debt to total capital increased from 32% in Q4 FY07 to 33% in Q4 FY08
– Net debt to capital
1
increased from 22% in Q4FY07 to 25% in Q4FY08
FY08 non-GAAP return on equity of approximately 19%
1 Non-GAAP financial measure

12 FY2009 Estimates / Assumptions * * * * * *

FY09 Financial Goals
>20% >10% Clinical and Medical Products (CMP)
Flat to (5%) >6% Healthcare Supply Chain Services (HSCS)
Profit
Growth
Revenue
Growth
Segment
$3.80 - $3.95
Non-GAAP EPS¹:
6-7%
Total revenue growth:
August 7, 2008
1
Non-GAAP diluted earnings per share from continuing operations

FY09 Total Corporate Assumptions
August 7, 2008
361M – 362M
Diluted weighted average
shares outstanding
Approximately 34%
Non-GAAP effective tax rate
$180M - $190M
Interest and other
NOTE:  This outlook assumes that the potential separation of the Company’s clinical and medical products businesses does not occur during fiscal 2009 and excludes any charges or significant expenses associated with the potential separation.

FY09 Segment-Related Assumptions
August 7, 2008
Healthcare Supply Chain Services
Bulk revenue growth likely
to exceed non-bulk
Nuclear:  assumes generic event;
participation as distributor, not as
manufacturer
DEA settlement discussions
ongoing in H1
Risk-adjusted “basket” of generic
launches
Expect recent pharma margin
erosion to moderate
Borschow accretive
IT investments

FY09 Segment-Related Assumptions
August 7, 2008
Clinical and Medical Products
Enturia accretive
Fully reserved for Alaris remediation,
resolved by CalYE08
Viasys synergy goals ahead of
schedule
R&D investments

FY09(E) Revenue Product Information
HSCS
CMP
ALL OTHER
• Distribution of pharmaceutical, radiopharmaceutical & OTC products
• Distribution of medical, surgical and laboratory products & medical procedure kits
• Bulk v. non-bulk
• Intravenous medication safety & infusion delivery systems
• Medication & medical supply dispensing systems
• Respiratory care products
• Infection prevention products
• Medical specialty products
• Clinical intelligence solutions
• Franchising and operating apothecary-style retail pharmacies
• Pharmacy services
• Medical access & specialty products

18 Healthcare Supply Chain Services (HSCS) * * * * * *

HSCS:  Turnaround Plan
• Focus on execution
• More effectively segment our business to target
the right opportunities
• Improve and simplify our generic programs and
better integrate them into overall offerings
• Re-invigorate our value proposition

HSCS:  Deep Customer Segmentation
Aligning offerings
Suppliers Customers
Retail Ind.
• Pharmaceutical/
Distribution services
• Pharmacy brands
• Rx Purchasing
Programs
• FirstScript –
Customized
Autoshipment to stock
new Brand or Generic
items fast
• Front-end Purchasing
& Merchandising
• Managed Care
Programs
• Ordering / Inventory
Management
Chains/
Warehousing &
Non
• Distribute /
operational
excellence
• Ordering / inventory
management
• Purchasing Solutions
• SOURCE generics
(primary and back-up
formulary)
• Home Health Care,
packaging,
FirstScript
• Managed Care
Hospital
• Patient Safety/
Clinical
Solutions
• Pharma
Distribution.
• Medication
Packaging
• Cardinal
Assist
• Ready Scan
• Pharmacy
Automation
(Pyxis)
Generic
• Market share
• Launch speed
• Contract mgt
• Efficient reach to
every COT
• AR / returns mgt
• Centralized
shipping
• Data reporting
Branded
• Inventory mgt
• Data reporting
• High service
levels
• Contract mgt
• AR / returns mgt
• Special handling
• Centralized
shipping
• Efficient reach
to every COT

21 Clinical and Medical Products (CMP) * * * * * * *

22 22
CMP:  Competitive Advantages
• Global leader in medication safety and infusion systems
• Largest U.S. hospital footprint in dispensing systems
• Largest acute-care respiratory company worldwide
• Leading provider of disposables used in surgical suite
• Industry’s only enterprise-wide medication management
solution
• Leader in hospital-acquired infection prevention
• Leader in positive patient identification

23 23
CMP:  Winning Vision
Improve
Medication
Management
Enhance Infection
Prevention
• Integrating our offers and knowledge to manage all medications
• Uniquely positioned to improve safety & productivity
Minimize risk and
cost of procedures
Aligning with top hospital concerns to be a leading provider of products and services for hospital safety & productivity
Help hospitals
identify patients at
risk
• Established role and presence in the surgical suite
• Expansion into the large respiratory market
• Focus on protocol compliance and clinically differentiated products
• Expanding our capability with high impact procedures
• Tackling our customers latest concerns
• Leading market offering in infection detection
• Building our data to address top hospital concerns

24 Summary * * * * * * *

FY 2009 Priorities
• Resolve outstanding regulatory issues
• Continue to invest in enhancing quality and
regulatory systems
• Return HSCS to steady growth
• Continue to invest in CMP growth
• Complete integrations (Viasys, Enturia, Borschow)
Mission:  to make healthcare safer and more productive
Mission:  to make healthcare safer and more productive

Q&A

* *

28 Q4FY08 Trailing Five Quarters * * * * * *

Healthcare Supply Chain Services
Analysis:  Q4FY08
$258
$19,819
Q4FY08
$300
$19,894
Q3FY08
$258
$20,351
Q2FY08
(15)%
1%
Q4FY08/
Q4FY07
% change
$305 $303 Segment
Profit ($M)
19,221 $19,556 Revenue
($M)
Q1FY08 Q4FY07
Healthcare Supply Chain Services – Pharmaceutical
$81
$2,082
Q4FY08
$93
$2,066
Q3FY08
$72
$2,015
Q2FY08
(3)%
8%
Q4FY08/
Q4FY07
% change
$58 $83 Segment
Profit ($M)
$1,921 $1,929 Revenue
($M)
Q1FY08 Q4FY07
Healthcare Supply Chain Services – Medical

Clinical and Medical Products
Analysis: Q4FY08
$95
$727
Q4FY08
$80
$679
Q3FY08
$69
$667
Q2FY08
63%
46%
Q4FY08/
Q4FY07
% change
$57 $58 Segment
Profit ($M)
$623 $500 Revenue
($M)
Q1FY08 Q4FY07
Medical Products and Technologies
$156
$780
Q4FY08
$127
$747
Q3FY08
$116
$715
Q2FY08
8%
3%
Q4FY08/
Q4FY07
% change
$98 $144 Segment
Profit ($M)
$649 $756 Revenue
($M)
Q1FY08 Q4FY07
Clinical Technologies and Services

3-Year, Quarterly, Historical Financial Data
Recast in Current, Revised Structure
The following slides contain historical segment information that reflect a change in the Company’s reportable segments effective July 1, 2008.  Certain costs held at corporate have been allocated to the segments under the new segment structure.  Further information regarding the new segments will be included in the Company’s Form 10-Q for the quarter ending September 30, 2008 and subsequent periods.
*
*
*
*

Healthcare Supply Chain Services Segment
Analysis:  FY06 - 08
$1,392
$77,108
FY06
$382
$20,555
Q4FY06
$407 $329 $273 Segment
Profit ($M)
$19,579 $18,713 $18,260 Revenue
($M)
Q3FY06 Q2FY06 Q1FY06
$1,548
$83,948
FY07
$366
$21,444
Q4FY07
$452 $394 $335 Segment
Profit ($M)
$21,120 $21,079 $20,305 Revenue
($M)
Q3FY07 Q2FY07 Q1FY07
$1,363
$87,226
FY08
$324
$21,863
Q4FY08
$377 $315 $347 Segment
Profit ($M)
$21,923 $22,346 $21,093 Revenue
($M)
Q3FY08 Q2FY08 Q1FY08

Clinical and Medical Products Segment
Analysis:  FY06 - 08
$429
$3,102
FY06
$126
$850
Q4FY06
$116 $108 $79 Segment
Profit ($M)
$769 $756 $726 Revenue
($M)
Q3FY06 Q2FY06 Q1FY06
$535
$3,542
FY07
$191
$1,017
Q4FY07
$132 $127 $86 Segment
Profit ($M)
$883 $862 $779 Revenue
($M)
Q3FY07 Q2FY07 Q1FY07
$735
$4,606
FY08
$229
$1,270
Q4FY08
$190 $171 $145 Segment
Profit ($M)
$1,170 $1,133 $1,032 Revenue
($M)
Q3FY08 Q2FY08 Q1FY08

All Other Segment
Analysis:  FY06 - 08
$110
$1,138
FY06
$26
$282
Q4FY06
$28 $28 $28 Segment
Profit ($M)
$291 $288 $278 Revenue
($M)
Q3FY06 Q2FY06 Q1FY06
$107
$1,151
FY07
$25
$286
Q4FY07
$26 $27 $28 Segment
Profit ($M)
$290 $295 $280 Revenue
($M)
Q3FY07 Q2FY07 Q1FY07
$101
$1,190
FY08
$27
$288
Q4FY08
$26 $25 $22 Segment
Profit ($M)
$308 $301 $294 Revenue
($M)
Q3FY08 Q2FY08 Q1FY08

35 GAAP to Non-GAAP Reconciliation Statements * * * * * * *

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Fourth Quarter 2008				Fiscal Year 2008
(in millions, except per Common Share amounts)	GAAP	Special Items	Impairment Charges and Other	Non-GAAP	GAAP	Special Items	Impairment Charges and Other	Non-GAAP
Operating Earnings
Amount	$543	$35	$(10)	$568	$2,129	$123	$(32)	$2,219
Growth Rate	29%			6%	55%			3%

Provision for Income Taxes	$166	$13	$(6)	$173	$633	$45	$(14)	$663

Earnings from Continuing Operations
Amount	$330	$22	$(4)	$348	$1,324	$78	$(18)	$1,385
Growth Rate	39%			1%	58%			—

Diluted EPS from Continuing Operations
Amount	$0.92	$0.06	$(0.01)	$0.97	$3.64	$0.21	$(0.05)	$3.80
Growth Rate	51%			9%	76%			11%

	Fourth Quarter 2007				Fiscal Year 2007
	GAAP	Special Items	Impairment Charges and Other	Non-GAAP	GAAP	Special Items	Impairment Charges and Other	Non-GAAP
Operating Earnings
Amount	$421	$118	$(1)	$538	$1,374	$772	$17	$2,163
Growth Rate	(14)%			3%	(26)%			12%

Provision for Income Taxes	$164	$10	—	$174	$413	$243	$2	$657

Earnings from Continuing Operations
Amount	$238	$108	—	$345	$840	$529	$16	$1,384
Growth Rate	(22)%			5%	(28)%			13%

Diluted EPS from Continuing Operations
Amount	$0.61	$0.28	—	$0.89	$2.07	$1.31	$0.04	$3.42
Growth Rate	(15)%			14%	(24)%			20%

The sum of the components may not equal the total due to rounding

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Fourth Quarter		Fiscal Year
(in millions)	2008	2007	2008	2007
GAAP Return on Equity	17.3%	47.3%	17.8%	23.5%

Non-GAAP Return on Equity
Net earnings	$326.6	$902.2	$1,309.2	$1,931.1
Special items, net of tax, in continuing operations	21.8	107.8	77.7	528.9
Special items, net of tax, in discontinued operations	—	—	—	4.4
(Gain)/loss on sale of PTS, net of tax, in discontinued operations	—	(679.5)	7.6	(1,072.4)

Adjusted net earnings	$348.4	$330.5	$1,394.5	$1,392.0

Annualized	$1,393.6	$1,322.0	$1,394.5	$1,392.0

Divided by average shareholders’ equity [1]	$7,574.7	$7,623.2	$7,340.5	$8,213.2

Non-GAAP return on equity	18.4%	17.3%	19.0%	16.9%

	Fourth Quarter		Fiscal Year
(in millions)	2008	2007	2008	2007
GAAP Return on Invested Capital	6.90%	18.43%	7.01%	9.38%

Non-GAAP Return on Invested Capital
Net earnings	$326.6	$902.2	$1,309.2	$1,931.1
Special items, net of tax, in continuing operations	21.8	107.8	77.7	528.9
Special items, net of tax, in discontinued operations	—	—	—	4.4
Interest expense and other, net of tax	30.4	12.2	109.7	77.7
(Gain)/loss on sale of PTS, net of tax, in discontinued operations	—	(679.5)	7.6	(1,072.4)

Adjusted net earnings	$378.8	$342.7	$1,504.2	$1,469.7

Annualized	$1,515.2	$1,370.8	$1,504.2	$1,469.7

Divided by average total invested capital [2]	$18,940.1	$19,583.8	$18,665.9	$20,580.7

Non-GAAP return on invested capital	8.00%	7.00%	8.06%	7.14%

[1]

The average shareholders’ equity shown above is calculated using the average of the prior and current quarters except for fiscal year which is calculated as the average of shareholders’ equity at the end of the prior years’ fourth quarter plus each of the current year quarters.

[2]

Total invested capital is calculated as the sum of the current portion of long-term obligations and other short-term borrowings, long-term obligations, current portion of long-term obligations and other short-term borrowings in discontinued operations, long-term obligations in discontinued operations, total shareholders’ equity and unrecorded goodwill. The average total invested capital is calculated using the average of total invested capital at the end of the prior and current quarters except for year-to-date which is calculated as the average of the prior years’ fourth quarter plus each of the current year quarters. Unrecorded goodwill is $7.5 billion for all periods presented. Current portion of long-term obligations and other short-term borrowings in discontinued operations, and long-term obligations in discontinued operations were $59.2 million, $46.6 million, $41.3 million and $12.3 million at June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007, respectively.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Fourth Quarter		Fiscal Year
(in millions)	2008	2007	2008	2007
GAAP Effective Tax Rate from Continuing Operations	33.4%	40.8%	32.3%	33.0%

Non-GAAP Effective Tax Rate from Continuing Operations
Earnings before income taxes and discontinued operations	$495.8	$401.4	$1,957.3	$1,252.3
Special items	34.9	118.2	122.6	772.0

Adjusted earnings before income taxes and discontinued operations	$530.7	$519.6	$2,079.9	$2,024.3

Provision for income taxes	$165.6	$163.7	$632.8	$412.6
Special items tax benefit	13.1	10.4	44.9	243.1

Adjusted provision for income taxes	$178.7	$174.1	$677.7	$655.7

Non-GAAP effective tax rate from continuing operations	33.7%	33.5%	32.6%	32.4%

	Fourth Quarter
	2008	2007
Debt to Total Capital	33%	32%

Net Debt to Capital
Current portion of long-term obligations and other short-term borrowings	$159.0	$16.0
Long-term obligations, less current portion and other short-term borrowings	3,687.4	3,457.3

Debt	$3,846.4	$3,473.3
Cash and equivalents	(1,291.3)	(1,308.8)
Short-term investments available for sale	—	(132.0)

Net debt	$2,555.1	$2,032.5
Total shareholders’ equity	$7,756.1	$7,376.9
Capital	$10,311.2	$9,409.4
Net debt to capital	25%	22%

Forward-Looking Non-GAAP Financial Measures

The Company presents non-GAAP earnings from continuing operations and non-GAAP effective tax rate from continuing operations (and presentations derived from these financial measures) on a forward-looking basis. The most directly comparable forward-looking GAAP measures are earnings from continuing operations and effective tax rate from continuing operations. The Company is unable to provide a quantitative reconciliation of these forward-looking non-GAAP measures to the most comparable forward-looking GAAP measures because the Company cannot reliably forecast special items and impairment charges and other, which are difficult to predict and estimate and are primarily dependent on future events. Please note that the unavailable reconciling items could significantly impact the Company’s future financial results.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Fourth Quarter
(in millions)	2008	2007
Clinical Technologies and Services revenue growth	3%

Clinical Technologies and Services revenue	$779.8	$755.8
Less: Pharmacy Services business unit revenue	(194.8)	(218.7)

Clinical Technologies and Services revenue excluding Pharmacy Services business unit revenue	$585.0	$537.1

Clinical Technologies and Services revenue growth excluding Pharmacy Services business unit revenue	9%

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Fourth Quarter		Fiscal Year
(in millions)	2008	2007	2008	2007
HEALTHCARE SUPPLY CHAIN SERVICES

Revenue
Pharmaceutical	$19,819	$19,556	$79,284	$76,573
Medical	2,082	1,929	8,084	7,514

Total Sector Revenue	$21,901	$21,485	$87,368	$84,087

Sector Growth Rate	2%		4%

Segment Profit
Pharmaceutical	$258	$303	$1,122	$1,300
Medical	81	83	303	318

Total Sector Profit	$339	$386	$1,425	$1,618

Sector Growth Rate	(12)%		(12)%

	Fourth Quarter		Fiscal Year
(in millions)	2008	2007	2008	2007
CLINICAL AND MEDICAL PRODUCTS

Revenue
Clinical Technologies and Services	$780	$756	$2,890	$2,687
Medical Products and Technologies	727	500	2,696	1,836

Total Sector Revenue	$1,507	$1,256	$5,586	$4,523

Sector Growth Rate	20%		24%

Segment Profit
Clinical Technologies and Services	$156	$144	$497	$386
Medical Products and Technologies	95	58	300	198

Total Sector Profit	$251	$202	$797	$584

Sector Growth Rate	24%		36%

The results above are reported under the Company’s segment reporting structure as it existed at June 30, 2008

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

(in millions)

HEALTHCARE SUPPLY CHAIN SERVICES

Pharmaceutical

	Fourth Quarter Fiscal 2008					Fourth Quarter Fiscal 2007
	April	May	June	Total	Fiscal 2008	April	May	June	Total	Fiscal 2007
Economic Profit Margin
Segment profit				$258.4	$1,121.6				$303.4	$1,299.8
Effective tax rate from continuing operations				36.7%	36.7%				35.1%	35.1%

Net operating earnings, after-tax (NOPAT)				$163.6	$710.2				$197.0	$844.1

Total assets	$11,675.5	$11,586.4	$11,038.5			$11,494.8	$11,849.6	$11,705.2
Less: assets from discontinued operations	—	—	—			—	—	—
Less: accounts payable	7,696.3	8,004.8	7,470.4			7,805.4	7,921.3	8,412.5
Less: other accrued liabilities	1,134.4	1,057.4	1,074.4			1,082.4	1,202.4	1,160.2
Less: liabilities from businesses held for sale	—	—	—			—	—	—
Less: deferred income taxes and other liabilities	85.0	68.2	44.3			87.7	88.0	36.1
Less: goodwill and other intangibles, net	1,358.1	1,356.8	1,346.1			1,351.9	1,351.3	1,345.6
Less: cash and equivalents	42.6	38.9	12.3			127.7	67.9	32.8
Less: short-term investments available for sale	—	—	—			—	—	—

Tangible capital	$1,359.1	$1,060.3	$1,091.0	$1,170.1	$1,167.0	$1,039.7	$1,218.7	$718.0	$992.1	$1,221.7
Multiplied by weighted average cost of capital				2.3%	9.0%				2.3%	9.0%

Capital charge				$26.9	$105.0				$22.8	$110.0

Economic profit				$136.7	$605.2				$174.2	$734.1

Revenue				$19,818.8	$79,284.2				$19,556.0	$76,572.8

Economic profit margin				0.69%	0.76%				0.89%	0.96%

HEALTHCARE SUPPLY CHAIN SERVICES Medical

	Fourth Quarter Fiscal 2008					Fourth Quarter Fiscal 2007
	April	May	June	Total	Fiscal 2008	April	May	June	Total	Fiscal 2007
Economic Profit Margin
Segment profit				$80.9	$303.0				$83.3	$318.1
Effective tax rate from continuing operations				28.5%	28.5%				29.8%	29.8%

Net operating earnings, after-tax (NOPAT)				$57.8	$216.5				$58.5	$223.2

Total assets	$2,482.9	$2,511.2	$2,499.5			$2,480.4	$2,396.8	$2,472.9
Less: assets from discontinued operations	—	—	—			—	—	—
Less: accounts payable	609.0	574.5	572.5			532.3	523.2	558.0
Less: other accrued liabilities	62.1	58.2	53.0			48.7	76.5	35.8
Less: liabilities from businesses held for sale	—	—	—			—	—	—
Less: deferred income taxes and other liabilities	55.9	71.9	71.9			63.6	56.6	59.8
Less: goodwill and other intangibles, net	387.5	394.2	393.0			379.6	381.2	385.1
Less: cash and equivalents	16.4	10.2	10.7			16.5	3.5	25.3
Less: short-term investments available for sale	—	—	—			—	—	—

Tangible capital	$1,352.0	$1,402.2	$1,398.4	$1,384.2	$1,441.7	$1,439.7	$1,355.8	$1,408.9	$1,401.5	$1,460.8
Multiplied by weighted average cost of capital				2.3%	9.0%				2.3%	9.0%

Capital charge				$31.8	$129.8				$32.2	$131.5

Economic profit				$26.0	$86.7				$26.3	$91.7

Revenue				$2,082.1	$8,083.6				$1,928.5	$7,513.9

Economic profit margin				1.25%	1.07%				1.36%	1.22%

(1)

Tangible Capital is a quarterly average calculated as total assets allocated to the segment less (total liabilities allocated to the segment, goodwill and intangibles, cash and equivalents and short term investments available for sale)

(2)	The sum of the components may not equal the total due to rounding

(3)

Healthcare Supply Chain Services—Pharmaceutical Tangible Capital calculated for both current and prior fiscal year includes an allocation of payables previously held at Corporate to more accurately reflect the payable balance of the segment.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

DEFINITIONS

GAAP

Debt: long-term obligations plus short-term borrowings

Debt to Total Capital: debt divided by (debt plus total shareholders’ equity)

Diluted EPS from Continuing Operations: earnings from continuing operations divided by diluted weighted average shares outstanding

Effective Tax Rate from Continuing Operations: provision for income taxes divided by earnings before income taxes and discontinued operations

Operating Cash Flow: net cash provided by / (used in) operating activities from continuing operations

Segment Profit: segment revenue minus (segment cost of products sold and segment selling, general and administrative expenses)

Segment Profit Margin: segment profit divided by segment revenue

Segment Profit Mix: segment profit divided by total segment profit for all segments

Return on Equity: annualized net earnings divided by average shareholders’ equity

Return on Invested Capital: annualized net earnings divided by (average total shareholders’ equity plus debt plus unrecorded goodwill)

Revenue Mix: segment revenue divided by total segment revenue for all segments

NON-GAAP

Net Debt to Capital: net debt divided by (net debt plus total shareholders’ equity)

Net Debt: debt minus (cash and equivalents and short-term investments available for sale)

Non-GAAP Diluted EPS from Continuing Operations: non-GAAP earnings from continuing operations divided by diluted weighted average shares outstanding

Non-GAAP Diluted EPS from Continuing Operations Growth Rate: (current period non-GAAP diluted EPS from continuing operations minus prior period non-GAAP diluted EPS from continuing operations) divided by prior period non-GAAP diluted EPS from continuing operations

Non-GAAP Earnings from Continuing Operations: earnings from continuing operations excluding special items and impairment charges and other, both net of tax

Non-GAAP Earnings from Continuing Operations Growth Rate: (current period non-GAAP earnings from continuing operations minus prior period non-GAAP earnings from continuing operations) divided by prior period non-GAAP earnings from continuing operations

Non-GAAP Effective Tax Rate from Continuing Operations: (provision for income taxes adjusted for special items) divided by (earnings before income taxes and discontinued operations adjusted for special items)

Non-GAAP Operating Earnings: operating earnings excluding special items and impairment charges and other

Non-GAAP Operating Earnings Growth Rate: (current period non-GAAP operating earnings minus prior period non-GAAP operating earnings) divided by prior period non-GAAP operating earnings

Non-GAAP Return on Equity: (annualized current period net earnings plus special items minus special items tax benefit) divided by average shareholders’ equity 1

Non-GAAP Return on Invested Capital: (annualized net earnings plus special items minus special items tax benefit plus interest expense and other) divided by (average total shareholders’ equity plus debt plus unrecorded goodwill) 1

[1]	For the three months ended June 30, 2007, the numerator in calculating this non-GAAP financial measure also excludes the $679.5 million gain, net of tax, on the sale of PTS recorded in discontinued operations in the fourth quarter of fiscal 2007. For the fiscal year ended June 30, 2008 and 2007 the numerator in calculating this non-GAAP financial measure also excludes the respective $7.6 million and $(1,072.4) million (gain) / loss, net of tax, on the sale of PTS recorded in discontinued operations.